Altegris Fixed Income Long Short Fund

Class A: FXDAX

Class C: FXDCX

Class I: FXDIX

Class N: FXDNX

a series of Northern Lights Fund Trust

Supplement dated April 11, 2016 to the Summary Prospectus, Prospectus and the

Statement of Additional Information (“SAI”) dated April 30, 2015, as amended

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Effective as of April 18, 2016, Premium Point will no longer serve as a sub-adviser to the Altegris Fixed Income Long Short Fund (the “Fund”) and will no longer manage any portion of the assets of the Fund. On or prior to that date, the assets managed by Premium Point will be re-allocated by the Fund’s investment adviser to other sub-advisers to the Fund.

As of April 18, 2016, references in the Fund’s Prospectus and Statement of Additional Information to Premium Point, to its portfolio managers, and to its specific strategy are removed and should be disregarded.

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This Supplement, and the Summary Prospectus, Prospectus and Statement of Additional Information each dated April 30, 2015, as amended, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-772-5838.